UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) September 19, 2003



                          CADENCE RESOURCES CORPORATION
                      (FORMERLY ROYAL SILVER MINES, INC.)
             (Exact name of registrant as specified in its charter)


                   UTAH                                  87-0306609
       (STATE OR OTHER JURISDICTION                    (IRS EMPLOYER
             OF INCORPORATION)                       IDENTIFICATION NO)

                        6 EAST ROSE STREET, P.O. BOX 2056
                          WALLA WALLA, WASHINGTON 99362
          (Address of Principal Executive Offices, including Zip Code.)


                                  509-526-3491
              (Registrant's telephone number, including area code.)


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ITEM  9.  REGULATION  FD  DISCLOSURE.

On September 18, 2003, we issued a press release announcing the drilling progress of our third natural gas well in Louisiana. The press release also discussed progress being made on completing for production the first and second wells of the Company in Louisiana.

The press release is furnished herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


The following exhibits are hereby made part of this Form 8-K:

Exhibit  99.1           Press  Release


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CADENCE  RESOURCES  CORPORATION
                             ----------------------------------
                             (Registrant)




Date:  September 19, 2003                      By:  /s/  John  P.  Ryan
--------------------                           -----------------------------
                                               John  P.  Ryan
                                               Chief  Financial  Officer


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